                                                                   EXHIBIT 10.23

                                                             REGISTRATION RIGHTS
                                         AGREEMENT dated as of November __, 1997
                                         (this "Agreement"), between ALLIANCE
                                                ---------
                                         IMAGING, INC., a Delaware corporation
                                         (the "Company") and NEWPORT INVESTMENT
                                         LLC, a Delaware limited liability
                                         company (the "Investor").
                                                       --------

          WHEREAS, upon consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of July 23, 1997, as amended on August 13, 1997 and as it may hereafter be amended, supplemented or restated from time to time (the "Recapitalization Merger Agreement"), the Investor will own shares of
           ---------------------------------
Common Stock, par value $.01 per share, of the Company (the "Shares");
                                                             ------

          WHEREAS, pursuant to the Recapitalization Merger Agreement, the Company has agreed to execute and deliver this Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the investment by the Investor pursuant to the Recapitalization Merger Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms used herein and not defined herein have the meanings set forth in the Recapitalization Merger Agreement):

1. DEFINITIONS.  As used in this Agreement, the following terms shall have the
   -----------
following meanings:

          "COMMISSION" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

          "HOLDER" shall mean a holder of Registrable Shares.

          "MAJORITY OF HOLDERS" shall mean those Holders who hold in the aggregate in excess of 50% of the Registrable Shares held by all of the Holders.

          "MATERIAL TRANSACTION" shall mean any material transaction in which the Company or any of its subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation, tender offer or any other transaction that would require disclosure pursuant to the Exchange Act, and with respect to which the Board of Directors of the Company reasonably has determined in good faith that compliance with this Agreement may be reasonably expected to either materially interfere with the Company's or such subsidiary's ability to consummate such transaction in a timely fashion or require the Company to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

          "OTHER SHARES" shall mean at any time those Shares which do not constitute Primary Shares or Registrable Shares.

          "PERSON" shall be interpreted broadly and shall include, without limitation, any individual, sole proprietorship, corporation, partnership, limited liability company, joint venture, trust or other entity.

          "PRIMARY SHARES" shall mean at any time the authorized but unissued Shares or Shares held by the Company in its treasury.

          "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "REGISTRABLE SHARES" shall mean all Shares received by the Investor in connection with the Merger in the manner provided in the Recapitalization Merger Agreement, which have not theretofore been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

          "REGISTRATION STATEMENT" shall mean any registration statement of the Company which covers any of the Registrable Shares, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "REPRESENTATIVE" of a Person shall be construed broadly and shall include such Person's partners, officers, directors, employees, agents, counsel, accountants and other representatives.

          "RULE 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule
144A).

          "SECURITIES ACT" shall mean the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "TRANSFER" shall include any disposition of any Restricted Shares or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act other than any such disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

2. DEMAND REGISTRATION.  If the Company shall be requested by any Holder to
   -------------------
effect the registration under the Securities Act of Registrable Shares, then the Company shall, within 10 days of such request, deliver a written notice of such proposed registration to all holders of outstanding Registrable Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by the Holders of Registrable Shares who or which shall respond in writing to the Company's notice within 15 days after delivery thereof. The Company shall promptly thereafter effect such registration under the Securities Act of the Registrable Shares which the Company has been so requested to register; provided, however, that the Company
                                           --------  -------
shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

        (a) the Company shall not be obligated to use its best efforts to file and cause to become effective (A) more than three Registration Statements initiated pursuant to Section 2(a); provided that if the Holders were unable to
                                    --------
sell at least 90% of the Registrable Shares requested to be included in the last registration pursuant to Section 2(a) as a result of an underwriter's cutback, then additional registrations shall be added to this Section 2(b)(i) until the foregoing condition is satisfied, or (B) any Registration Statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days;

        (b) the Company may delay the filing or effectiveness of any Registration Statement for a period of up to 90 days after the date of a request for registration pursuant to Section 2(a) if at the time of such request the Company is engaged in a Material Transaction; and

        (i) with respect to any registration pursuant to Section 2(a), the Company may include in such registration any Primary Shares; provided, however,
                                                             --------  -------
that if the
             managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                        (A) first, the Registrable Shares;

                        (B) second, the Primary Shares; and

                        (C) third, the Other Shares.

        (ii) A requested registration under this Section 2 may be rescinded prior to such registration being declared effective by the Commission by written notice to the Company from the Investor and such rescinded registration shall not count as a registration initiated pursuant to this Section 2 for purposes of subclause (A) of clause (i) of subsection (b) above.

3. PIGGYBACK REGISTRATION.  If the Company at any time proposes for any reason
   ----------------------
to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to each Holder of its intention so to register the Primary Shares or Other Shares and, upon the written request, given within 20 days after delivery of any such notice by the Company, of any such Holder (a "Participating Holder") to include in such
                                --------------------
registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the
                                           --------  -------
managing underwriter advises the Company that the inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of Primary Shares proposed to be registered by the Company, then the number of Primary Shares and Registrable Shares proposed to be included in such registration shall be included in the following order:

        (a) first, the Primary Shares;

        (b) second, the Registrable Shares, pro rata based upon the number of
                                            --- ----
        Registrable Shares held by each Participating Holder at the time of such registration; and

        (c) third, the Other Shares which are proposed to be registered.

4. HOLDBACK AGREEMENT.
   ------------------

        (a) If the Company at any time shall register Shares under the Securities Act in an underwritten offering pursuant to any registration so long as a Majority of Holders agree in writing that this holdback provision applies to such registration, the Holders and the holders of Other Shares shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Shares (other than those Registrable Shares included in such registration pursuant to Section 2 or 3) without the prior written consent of the managing underwriters for a period as shall be determined by the managing underwriters, which period cannot begin more than 10 days prior to the effectiveness of such Registration Statement and cannot last more than 180 days after the effective date of such Registration Statement.

        (b) If the Company at any time pursuant to Sections 2 or 3 of this Agreement shall register Registrable Shares under the Securities Act for sale to the public pursuant to an underwritten offering, the Company shall not, without the prior written consent of the managing underwriters, effect any public sale or distribution of securities similar to those being registered, or any securities convertible into or exercisable or exchangeable for such securities, for such period as shall be determined by the managing underwriters, which period shall not begin more than 10 days prior to the effectiveness of the Registration Statement pursuant to which such public offering shall be made and shall not last more than 180 days after the closing of sale of Shares pursuant to such Registration Statement.

5. PREPARATION AND FILING.  If and whenever the Company is under an obligation
   ----------------------
pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

        (a) file a Registration Statement that registers such Registrable Shares and use its best efforts to cause such Registration Statement to become and remain effective for a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier);

        (b) furnish, at least five business days before filing a Registration Statement that registers such Registrable Shares, a Prospectus relating thereto and any amendments or supplements relating to such Registration Statement or Prospectus, to one counsel selected by a Majority of Holders (the "Holders'
                                                                   -------
Counsel"),
-------
copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

        (c) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

        (d) notify the Holders' Counsel promptly in writing (i) of any comments by the Commission with respect to such Registration Statement or Prospectus, or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation of any proceedings for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

        (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Company
                                         --------  -------
will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this clause (e);

        (f) furnish to each seller of such Registrable Shares such number of copies of a summary Prospectus or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable

Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

        (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

        (h) notify on a timely basis each seller of such Registrable Shares at any time when a Prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in clause (i) of this Section 5 of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

        (i) make available for inspection by any seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent
                                                   ----------
financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to
                            -------
enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such
                       -----------
Inspector in connection with such Registration Statement (and any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) such Information has been made generally available to the public, and (iv) the seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential);

        (j) use its best efforts to obtain from its independent certified public accountants a "cold comfort" letter in customary form and covering such matters of the type customarily covered by cold comfort letters;

        (k) use its best efforts to obtain, from its counsel, an opinion or opinions in customary form (which shall also be addressed to the Holders selling Registrable Shares in such registration);

        (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

        (m) issue to any underwriter to which any seller of Registrable Shares may sell Shares in such offering certificates evidencing such Registrable Shares;

        (n) list such Registrable Shares on any national securities exchange on which any Shares are listed or, if the Shares are not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), National Market System ("NMS"), or such
                               ----                             ---
other national securities exchange as the holders of a majority of such Registrable Shares shall request included in such registration;

        (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, earnings statements which need not be audited covering a period of twelve months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

        (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

6. EXPENSES.  All expenses incurred by the Company in complying with Section 5,
   --------
including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and fees and expenses of one special legal counsel to the Holders selected by the Majority of Holders, shall be paid by the Company; provided, however, that all underwriting discounts and selling
         --------  -------
commissions applicable to the Registrable Shares shall not be borne by the Company but shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares sold by such seller or sellers.

7. INDEMNIFICATION.
   ---------------

        (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Registrable Shares, each underwriter, broker or any other Person acting on behalf of such seller, each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and each Representative of any of the foregoing Persons, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Registrable Shares were registered, any preliminary Prospectus or final Prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws, and the Company shall promptly reimburse such seller, such underwriter, such broker, such controlling Person or such Representatives for any legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be
                     --------  -------
liable to any such Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Person, or a Person duly acting on their behalf, specifically for use in the preparation thereof; provided further,
                                                         -------- -------
however, that the foregoing indemnity agreement is subject to the condition
-------
that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary Prospectus but eliminated or remedied in the final Prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any indemnified party from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, if a copy of such final Prospectus had been timely made available to such indemnified Person and such final Prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person.

        (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the paragraph (a) of this Section 7) the Company, each underwriter or broker involved in such offering, each other seller of Registrable Shares under such Registration Statement, each Person who controls any of the foregoing Persons within the meaning of the Securities Act and any Representative of the foregoing Persons with respect to any statement or omission from such Registration Statement, any preliminary Prospectus or final Prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller or a Person duly acting on their behalf specifically for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement; provided, however, that
                                                       --------  -------
the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

        (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action (provided that an indemnified party's failure to give such notice in
             --------
a timely manner shall only relieve the indemnification obligations of an indemnifying party to the extent such indemnifying party is prejudiced by such failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably
         --------  -------
concluded that there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any one lead counsel (plus appropriate special and local counsel) retained by the indemnified
         ----
party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 7.

        (d) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or liability referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations; provided, however, that
                                                        --------  -------
the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive the transfer of Shares.

8. UNDERWRITING AGREEMENT.
   ----------------------

        (a) Notwithstanding the provisions of Sections 5 and 7, to the extent that Holders and/or Holders selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections of this Agreement, the provisions contained in such Sections of this Agreement addressing such issue or issues shall be of no force or effect with respect to such registration, but this provision shall not apply to the Company if the Company is not a party to the underwriting or similar agreement.

        (b) If any registration pursuant to Section 2 is requested to be an underwritten offering, the Company shall negotiate in good faith to enter into a reasonable and customary underwriting agreement with the underwriters thereof. The Company shall be entitled to receive indemnities from lead institutions, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement and to the extent customary given their role in such distribution.

        (c) No Holder may participate in any registration hereunder that is underwritten unless such holder agrees to (i) sell such Holder's Registrable Shares proposed to be included therein on the basis provided in any underwriting arrangements acceptable to the Company and the Majority of Holders and (ii) as expeditiously as possible, notify the Company of the occurrence of any event concerning such Holder as a result of which the Prospectus relating to such registration contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

9. SUSPENSION.  Anything contained in this Agreement to the contrary
   ----------
notwithstanding, the Company may (not more than once with respect to each registration), by notice in writing to each Holder to which a Prospectus relates, require such Holder to suspend, for up to 90 days (the "Suspension
                                                                 ----------
Period"), the use of any Prospectus included in a Registration Statement filed
------
under Section 2 or 3 if a Material Transaction exists that would require an amendment to such Registration Statement or supplement to such Prospectus (including any such amendment or supplement made through incorporation by reference to a report filed under Section 13 of the Exchange Act). The period during which such Prospectus must remain effective shall be extended by a period equal to the Suspension Period. The Company may (but shall not be obligated to) withdraw the effectiveness of any Registration Statement subject to this provision.

10. INFORMATION BY HOLDER.  Each holder of Registrable Shares to be included in
   ---------------------
any registration shall furnish to the Company and the managing underwriter such written information regarding such holder and the distribution proposed by such holder as the Company or the managing underwriter may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

11. EXCHANGE ACT COMPLIANCE.  From and after the date that a Registration
    -----------------------
Statement in respect of Registrable Shares is declared effective by the Commission, the Company shall comply with all of the reporting requirements of the Exchange Act (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Registrable Shares. The Company shall cooperate with each holder of Registrable Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

12. NO CONFLICT OF RIGHTS.  The Company represents and warrants to the Holders
    ---------------------
that the registration rights granted to the Holders hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair, or have any priority over, the registration rights granted hereby. In any underwritten public offering, the managing underwriter shall be a nationally recognized investment banking firm selected by the Company, and reasonably acceptable to a Majority of Holders if the Holders would have the right (prior to giving effect to any cutbacks) to include Registrable Shares in such public offering.

13. TERMINATION.  This Agreement shall terminate and be of no further force or
    -----------
effect when there shall not be any Registrable Shares, provided that Sections 6
                                                       -------- ----
and 7 shall survive the termination of this Agreement.

14. SUCCESSORS AND ASSIGNS.  This Agreement shall bind and inure to the
    ----------------------
benefit of the Company and the Holders and, subject to Section 15, their respective successors and assigns.

15. ASSIGNMENT.  Each Holder may assign its rights hereunder to any purchaser
    ----------
from such Holder of Registrable Shares; provided, however, that such purchaser
                                        --------  -------
shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Holder hereunder, whereupon such purchaser shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as a Holder.

16. ENTIRE AGREEMENT.  This Agreement contains the entire agreement among the
    ----------------
parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto.

17. NOTICES.  All notices, requests, consents and other communications hereunder
    -------
to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered to a party by personal delivery, telecopy, overnight courier or mail as follows (or at such other address for a party as shall be specified by like notice):

          If to the Company, to


          Alliance Imaging, Inc.
          1065 North PacifiCenter Drive, Suite 200
          Anaheim, California  92806
          Telecopier:  (714) 688-3377
          Attention:  President


          If to the Investor, to


          Newport Investment LLC
          c/o Apollo Management, L.P.
          1301 Avenue of the America, 38th Floor
          New York, New York 10019
          Telecopier:  (212) 261-4102
          Attention:  Mr. Joshua Harris


          with a copy to:


          O'Sullivan Graev & Karabell, LLP
          30 Rockefeller Plaza, 41st Floor
          New York, New York 10012
          Telecopier:  (212) 408-2420
          Attention:  John J. Suydam, Esq.


All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery, telex, telegram or telecopy, on the date of such delivery, (b) in the, case of overnight courier, on the next business day, and (c) in the case of mailing, on the fifth business day following such mailing.

18. MODIFICATIONS; AMENDMENTS; WAIVERS.  The terms and provisions of this
    ----------------------------------
Agreement may not be modified or amended, except pursuant to a writing signed by the Company and a Majority of Holders; provided, however, that (A) any such
                                       --------  -------
amendment, modification, or waiver that would adversely affect the rights hereunder of any Holder without similarly affecting the rights hereunder of all Holders shall not be effective as to such Holder without its prior written consent.

19. HEADINGS.  The headings of the various sections of this Agreement have been
    --------
inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

20. SEVERABILITY. It is the desire and intent of the parties that the ------------provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

21. GOVERNING LAW; ETC.  All questions concerning the construction,
    ------------------
interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

22. COUNTERPARTS; VALIDITY.  This Agreement may be executed in any number of
    ----------------------
counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement, and telecopied signatures shall be effective. The failure of any Person holding Registrable Shares to execute this Agreement shall not render this Agreement invalid as between the Company and any other Person holding Registrable Shares.

23. ENTIRE AGREEMENT  This Agreement and the other documents, certificates,
    ----------------
instruments, writings and agreements referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede in their entirety any and all prior agreements and understandings between any of the parties hereto, all of which are hereby terminated in their entirety and of no further force or effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                ALLIANCE IMAGING, INC.



                                By: __________________________________
                                    Name:
                                    Title:

                                NEWPORT INVESTMENT LLC



                                By: __________________________________
                                    Name:
                                    Title: